UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2021

POPULAR, INC.

(Exact name of registrant as specified in its charter)

Puerto Rico	001-34084	66-0667416
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

209 Muñoz Rivera Avenue Hato Rey, Puerto Rico	00918
(Address of principal executive offices)	(Zip code)

(787) 765-9800

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	BPOP	The NASDAQ Stock Market
6.70% Cumulative Monthly Income Trust Preferred Securities	BPOPN	The NASDAQ Stock Market
6.125% Cumulative Monthly Income Trust Preferred Securities	BPOPM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Popular, Inc. (the “Corporation”) held its Annual Meeting of Shareholders on May 6, 2021. At the Annual Meeting, the Corporation’s shareholders voted on the following four proposals and cast their votes as described below:

Proposal 1 – Election of Directors

Elected the following three individuals to serve as “Class 1” directors until the Annual Meeting of Shareholders to be held in 2022 or until their successors are duly elected and qualified:

	For	Against	Abstained	Broker Non-Votes
Alejandro M. Ballester	64,795,539	1,761,381	75,326	6,265,815
Richard L. Carrión	64,913,185	1,672,498	46,563	6,265,815
Carlos A. Unanue	64,896,862	1,600,208	135,176	6,265,815

Proposal 2 – Advisory Vote to Approve Executive Compensation (“Say-on-Pay”)

Approved, on an advisory basis, the compensation of the Corporation’s Named Executive Officers.

For	Against	Abstained	Broker Non-Votes
63,475,107	2,963,555	193,584	6,265,815

Proposal 3 – Advisory Vote to Approve the Frequency of Future Advisory Votes on Executive Compensation

Approved, on an advisory basis, a frequency of 1 year for future advisory votes on the compensation of the Corporation’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
62,278,511	121,024	4,147,231	85,480	6,265,815

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

Ratified the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm for 2021.

For	Against	Abstained	Broker Non-Votes
69,982,788	2,250,987	664,286	0

Item 9.01.	Financial Statements and Exhibits.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POPULAR, INC. (Registrant)

Date: May 10, 2021	By:	/s/ Javier D. Ferrer
Javier D. Ferrer
Executive Vice President, Chief Legal Officer and Secretary